UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

EXPAND ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	001-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 North Western Avenue

Oklahoma City, OK 73118

(Address of principal executive

offices)(Zip Code)

Registrant’s telephone number, including area code: (405) 848-8000

CHESAPEAKE ENERGY CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXE	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	EXEEW	The Nasdaq Stock Market LLC
Class B Warrants to Purchase Common Stock	EXEEZ	The Nasdaq Stock Market LLC
Class C Warrants to Purchase Common Stock	EXEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 1, 2024, Expand Energy Corporation (formerly known as Chesapeake Energy Corporation), an Oklahoma corporation (the “Company”, “Expand Energy” or “Chesapeake”), completed its previously announced merger with Southwestern Energy Company, a Delaware corporation (“Southwestern”), pursuant to that certain Agreement and Plan of Merger, dated as of January 10, 2024 (the “Merger Agreement”), by and among the Company, Southwestern, Hulk Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Hulk LLC Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub LLC”). Pursuant to the terms of the Merger Agreement, Merger Sub Inc. was merged with and into Southwestern (the “Merger”), with Southwestern continuing as the surviving corporation and as a wholly owned subsidiary of the Company. Immediately following the effective time of the Merger (the “Effective Time”), the surviving corporation was merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and as a wholly owned subsidiary of the Company (the “Second Merger”). Following the effective time of the Second Merger, Merger Sub LLC was merged with and into the Company with the Company continuing as the surviving entity (the “Third Merger”).

Pursuant to the Merger Agreement, following the Effective Time, the Company changed its name to “Expand Energy Corporation”. In addition, the Company changed its NASDAQ ticker symbol “CHK” to “EXE” and expects to begin trading under the “EXE” trading symbol effective as of the open of trading on the Nasdaq Global Select Market on October 2, 2024.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Third Merger and on the date thereof, the Company became the successor issuer in respect to Southwestern’s (i) $389 million aggregate principal amount of 4.950% Senior Notes due 2025 (the “SWN 2025 Notes”), (ii) $304 million aggregate principal amount of 8.375% Senior Notes due 2028 (the “SWN 2028 Notes”), (iii) $700 million aggregate principal amount of 5.375% Senior Notes due 2029 (the “SWN 2029 Notes”), (iv) $1,200 million aggregate principal amount of 5.375% Senior Notes due 2030 (the “SWN 2030 Notes”) and (v) $1,150 million aggregate principal amount of 4.750% Senior Notes due 2032 (the “SWN 2032 Notes” and together with the SWN 2025 Notes, the SWN 2028 Notes, the SWN 2029 Notes and the SWN 2030 Notes, the “SWN Notes”). The Company assumed the obligations under (i) the SWN 2025 Notes pursuant to Supplemental Indenture No. 9 (“SWN 2025 Notes Supplemental Indenture No. 9”) to a base indenture dated January 23, 2015, by and among Southwestern and U.S. Bank National Association, as Trustee, (ii) the SWN 2028 Notes pursuant to Supplemental Indenture No. 9 (“SWN 2028 Notes Supplemental Indenture No. 9”) to a base Indenture dated September 25, 2017, by and among Southwestern and U.S. Bank National Association, as Trustee, (iii) the SWN 2029 Notes pursuant to Supplemental Indenture No. 6 (“Supplemental Indenture No. 6”) to a base indenture dated August 30, 2021 (the “2021 Base Indenture”) by and among Southwestern and Regions Bank, as Trustee, (iv) the 2030 Notes pursuant to Supplemental Indenture No. 7 (“Supplemental Indenture No. 7”) to the 2021 Base Indenture and (v) the 2032 Notes pursuant to Supplemental Indenture No. 8 (“Supplemental Indenture No. 8” and, together with SWN 2025 Notes Supplemental Indenture No. 9, SWN 2028 Notes Supplemental Indenture No. 9, Supplemental Indenture No. 6 and Supplemental Indenture No. 7, the “SWN Supplemental Indentures”) to the 2021 Base Indenture. In addition, pursuant to each SWN Supplemental Indenture, existing subsidiaries of the Company that guarantee the CHK Notes (as defined below) have provided guarantees of the SWN Notes.

The SWN 2025 Notes mature on January 23, 2025 and bear interest at a rate of 4.950% per annum, with interest payable on January 23 and July 23 of each year. The SWN 2028 Notes mature on September 15, 2028 and bear interest at a rate of 8.375% per annum, with interest payable on March 15 and September 15 of each year. The SWN 2029 Notes mature on February 1, 2029 and bear interest at a rate of 5.375% per annum, with interest payable on February 1 and August 1 of each year. The SWN 2030 Notes mature on March 15, 2030 and bear interest at a rate of 5.375% per annum, with interest payable on March 15 and September 15 of each year. The SWN 2032 Notes mature on February 1, 2032 and bear interest at a rate of 4.750% per annum, with interest payable on February 1 and August 1 of each year.

The foregoing description of the SWN Supplemental Indentures is qualified in its entirety by reference to each of the SWN Supplemental Indentures and the related Supplemental Indentures and Indentures that preceded each of the SWN Supplemental Indentures, which are attached hereto as Exhibits 4.1 through 4.29 and incorporated herein by reference.

In addition, the Company entered into (i) Supplemental Indenture No. 3 to the Indenture dated February 5, 2021, by and among Chesapeake Escrow LLC, as issuer, the guarantors signatory thereto and Deutsche Bank Trust Company, as Trustee governing the Company’s existing 5.500% Senior Notes due 2026 (the “CHK 2026 Notes”) and 5.875% Senior Notes due 2029 (the “CHK 2029 Notes”) and (ii) Supplemental Indenture No. 5 to the Indenture dated April 7, 2021, by and among Vine Energy Holdings LLC, the guarantors signatory thereto and Wilmington Trust, National Association, as Trustee governing the Company’s existing 6.750% Senior Notes due 2029 (the “CHK-VINE 2029 Notes” and together with the CHK 2026 Notes and the CHK 2029 Notes, the “CHK Notes”), in each case to add as guarantors of the CHK Notes, the subsidiaries of Southwestern that guarantee the SWN Notes. The foregoing description is qualified in its entirety by reference to the indentures and supplemental indentures governing the CHK Notes attached hereto as Exhibits 4.30 through 4.36, each of which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

At the Effective Time, each share of Southwestern common stock, par value $0.01 per share (“Southwestern Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding certain excluded shares held by Southwestern as treasury shares, or by the Company, Merger Sub Inc. or Merger Sub LLC, and certain equity awards of Southwestern) was converted into the right to receive 0.0867 (the “Exchange Ratio”) of a share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”). No fractional shares of Company Common Stock were issued in the Merger, and holders of shares of Southwestern Common Stock received cash in lieu of fractional shares of Company Common Stock, if any, in accordance with the terms of the Merger Agreement.

In addition, at the Effective Time:

•	each outstanding and unexercised option award of Southwestern as of immediately prior to the Effective Time ceased to represent a right to acquire shares of Southwestern Common Stock and was automatically canceled and terminated without consideration payable or owed thereto;

•	each outstanding restricted stock award of Southwestern was automatically fully vested and each such restricted stock award was converted into the right to receive a number of shares of Company Common Stock equal to (i) the Exchange Ratio, multiplied by (ii) the total number of shares of Southwestern Common Stock attributable to such restricted stock award;

•	each outstanding restricted stock unit award of Southwestern under Southwestern’s Nonemployee Director Deferred Compensation Plan was automatically fully vested, canceled, and converted into the right to receive a number of shares of Company Common Stock equal to (i) the Exchange Ratio, multiplied by (ii) the total number of shares of Southwestern Common Stock subject to such restricted stock unit award, together with accrued dividend equivalent payments in each case issuable and payable at the times specified in Southwestern’s Nonemployee Director Deferred Compensation Plan and in accordance with such director’s deferral elections as set forth in the applicable Deferred Compensation Agreement;

•	each outstanding restricted stock unit award of Southwestern that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) whose employment was terminated upon or immediately after the Effective Time, and was subject only to time-based vesting conditions, was fully vested, canceled and converted into the right to receive a number of shares of Company Common Stock equal to (A) the Exchange Ratio, multiplied by (B) the total number of shares of Southwestern Common Stock subject to each such restricted stock unit award, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

•	each outstanding restricted stock unit award that was granted pursuant to Southwestern’s 2022 Incentive Plan (and not described above) and that was subject only to time-based vesting conditions was canceled and converted into an award of restricted stock units in respect of shares of Company Common Stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Southwestern Common Stock subject to such restricted stock unit award immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio. Such restricted stock unit award shall vest and become payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in Company Common Stock);

•	each outstanding performance unit award that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) whose employment was terminated upon or immediately after the Effective Time was (A) automatically fully vested and became payable at the greater of (1) the level based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (2) the target level (the number of shares of Southwestern Common Stock payable pursuant to the foregoing, the “Earned Company Performance Shares”), and (B) canceled and converted into the right to receive a number of shares of Company Common Stock equal to (1) the Exchange Ratio, multiplied by (2) the number of Earned Company Performance Shares, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

•	each outstanding performance unit award of Southwestern that was granted pursuant to Southwestern’s 2022 Incentive Plan (and not described above) was deemed to correspond to a number of Earned Company Performance Shares, and was canceled and converted into an award of time-based vesting restricted stock units in respect of that number of shares of Company Common Stock (rounded to the nearest whole share) equal to (i) the number of Earned Company Performance Shares with respect to such performance unit award multiplied by (ii) the Exchange Ratio. Such restricted stock units shall time-vest at the end of the original performance period and are otherwise subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in shares of Company Common Stock);

•	each outstanding performance cash unit award of Southwestern that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) whose employment was terminated upon or immediately after the Effective Time was automatically, by virtue of the occurrence of the Closing (as defined in the Merger Agreement), fully vested and payable in cash in an amount equal to $1.00 per unit granted under such performance cash unit award multiplied by the greater of (A) the percentage earned based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (B) 100%; and

•	each outstanding performance cash unit award of Southwestern that was granted pursuant to Southwestern’s 2022 Incentive Plan (other than those described above) was deemed earned at a level equal to $1.00 per unit granted under such performance cash unit award multiplied by the greater of (i) the percentage earned based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (ii) 100%. Such amount will vest and become payable in cash at the end of the original performance period associated with the corresponding performance cash unit award of Southwestern and was otherwise subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The issuance of Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-277555), as amended, and declared effective by the Securities and Exchange Commission (the “SEC”) on May 17, 2024 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 with respect to the Company becoming the successor issuer and an obligor in respect of the SWN Notes is incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

Pursuant to the Merger Agreement, immediately following the Effective Time, the board of directors of the Company (the “Board”) was increased to eleven directors, consisting of (i) the seven existing Board members, Domenic J. Dell’Osso Jr., Michael A. Wichterich, Timothy S. Duncan, Benjamin C. Duster, IV, Sarah A. Emerson, Matthew M. Gallagher and Brian Steck, and (ii) four new directors, Catherine A. Kehr, John D. Gass, S.P. “Chip” Johnson IV and Shameek Konar, each of whom were members of the board of directors of Southwestern prior to the Effective Time. Mr. Wichterich will continue to serve as the Chairman of the Board.

Upon his or her appointment as a non-employee director of the Company, each of Messrs. Gass, Johnson and Konar, and Ms. Kehr will receive the standard annual benefits paid to each non-employee director of the Company, including: (i) an annual retainer of $80,000, payable quarterly in installments, (ii) an annual grant of restricted stock units with a value of approximately $200,000, issued pursuant to the Chesapeake Energy Corporation 2021 Long Term Incentive Plan, as amended from time to time and (iii) applicable fees for serving on Board committees. The terms of non-employee director compensation were disclosed in the Company’s definitive proxy statement for its 2024 Annual Meeting of Shareholders, filed with the SEC on April 26, 2024.

In connection with the appointments, the Company and each of Messrs. Gass, Johnson and Konar, and Ms. Kehr will enter into the Company’s standard indemnity agreement for officers and directors (an “Indemnity Agreement”). Pursuant to the Indemnity Agreement, subject to the exceptions and limitations provided therein, the Company will indemnify each of the foregoing newly appointed members of the Board for obligations he or she may incur in his or her capacity as a director, as authorized by the Company’s certificate of incorporation. The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnity Agreement, a form of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

There are no arrangements or understandings between any of Messrs. Gass, Johnson or Konar, or Ms. Kehr and the Company or any other person pursuant to which Messrs. Gass, Johnson or Konar, or Ms. Kehr was appointed as a director of the Company. None of Messrs. Gass, Johnson or Konar, or Ms. Kehr is related to any officer or director of the Company. There are no transactions or relationships between Messrs. Gass, Johnson or Konar, or Ms. Kehr and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Gass is expected to be appointed to serve on the Environmental and Social Governance Committee and the Nominating and Corporate Governance Committee of the Board. Ms. Kehr is expected to be appointed to serve on the Audit Committee of the Board. Mr. Johnson is expected to be appointed to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Officer Departures and Appointments

Effective October 1, 2024, Benjamin E. Russ will no longer serve as Executive Vice President – General Counsel and Corporate Secretary of the Company.

On October 1, 2024, the Board announced the appointment of Christopher Lacy as the Company’s Executive Vice President, General Counsel and Corporate Secretary, effective as of October 1, 2024. Mr. Lacy was previously Vice President, General Counsel and Secretary of Southwestern Energy, where he joined the company in 2014 as chief litigation counsel and held various roles of progressively increasing responsibility. Before joining Southwestern Energy, Mr. Lacy was with Dewey & LeBouef, LLP and Ahmad, Zavitsanos, Anaipakos, Alavi & Mensing P.C., and he has more than 15 years of experience representing clients in the energy industry. Mr. Lacy earned his bachelor’s degree in Communication from the University of Texas and his juris doctorate degree from the University of Houston Law Center where he graduated summa cum laude and served as a Notes and Comments editor for the Houston Law Review. He currently serves on the board of Redeemed Ministries. In connection with Mr. Lacy’s appointment, Mr. Lacy’s annual base salary will be at a rate of $490,000 per year, and he will have the opportunity to earn an annual cash performance bonus with a target bonus opportunity of 80% of his annual base salary (the “Annual Target Bonus”), with an opportunity to earn up to 200% of his Annual Target Bonus based on achievement of certain performance goals established by the Board or the compensation committee thereof. Mr. Lacy will also participate in the Company’s long-term incentive program, pursuant to which his annual long-term incentive target will be $1,800,000.

There are no related party transactions between Mr. Lacy and the Company that are required to be disclosed under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Lacy and any director or executive officer of the Company. Mr. Lacy does not hold any other director positions in public companies.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2024, the Company filed an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Oklahoma in order to change its name to “Expand Energy Corporation” (the “Name Change Amendment”). The filing of the Name Change Amendment was authorized and adopted by the board of directors of the Company in accordance with Section 1077 of the Oklahoma General Corporation Act. The Name Change Amendment became effective upon filing. The foregoing description of the Name Change Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Name Change Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Effective upon the effectiveness of the Name Change Amendment, the Second Amended and Restated Bylaws of the Company were amended and restated (as so amended and restated, the “Bylaws”) to (i) update the Company’s name to “Expand Energy Corporation” and (ii) increase the maximum size of the Board. The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2024, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1**	Agreement and Plan of Merger, dated as of January 10, 2024, by and among Chesapeake Energy Corporation, Hulk Merger Sub, Inc., Hulk LLC Sub, LLC, and Southwestern Energy Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2024).
3.1*	Third Amended and Restated Certificate of Incorporation of Expand Energy Corporation.
3.2*	Third Amended and Restated Bylaws of Expand Energy Corporation.
4.1	Indenture, dated as of January 23, 2015 between Southwestern Energy Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Southwestern Energy Company on January 23, 2015)
4.2	First Supplemental Indenture, dated as of January 23, 2015 between Southwestern Energy Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on January 23, 2015)
4.3	Second Supplemental Indenture, dated as of September 25, 2017 between Southwestern Energy Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by Southwestern Energy Company on September 25, 2017)
4.4	Third Supplemental Indenture, dated as of November 29, 2017 between Southwestern Energy Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on December 1, 2017)
4.5	Fourth Supplemental Indenture, dated as of April 26, 2018 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on April 26, 2018)
4.6	Fifth Supplemental Indenture, dated as of December 3, 2018 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.15 to the Annual Report on Form 10-K filed by Southwestern Energy Company (Commission File No. 001-08246) for the year ended December 31, 2020)
4.7	Sixth Supplemental Indenture, dated as of December 10, 2020 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.16 to the Annual Report on Form 10-K filed by Southwestern Energy Company (Commission File No. 001-08246) for the year ended December 31, 2020)
4.8	Seventh Supplemental Indenture, dated as of September 10, 2021 between Southwestern Energy Company, the guarantors named therein and Regions Bank, as trustee (incorporated by reference to Exhibit 4.14 to the Amendment No. 1 to Form S-4 filed by Southwestern Energy Company on October 12, 2021)
4.9	Eighth Supplemental Indenture, dated as of January 4, 2022 between Southwestern Energy Company, the guarantors named therein and Regions Bank, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on January 5, 2022)
4.10*	Supplemental Indenture No. 9, dated as of October 1, 2024 by and among Expand Energy Corporation, the guarantors party thereto and Regions Bank, as Trustee, to Indenture dated January 23, 2015, by and among Southwestern Energy Company and U.S. Bank National Association, as Trustee.

4.11	Indenture, dated as of September 25, 2017 between Southwestern Energy Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Southwestern Energy Company on September 25, 2017)
4.12	First Supplemental Indenture, dated as of September 25, 2017 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on September 25, 2017)
4.13	Second Supplemental Indenture, dated as of April 26, 2018 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Southwestern Energy Company on April 26, 2018)
4.14	Third Supplemental Indenture, dated as of December 3, 2018 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.21 to Annual Report on Form 10-K filed by Southwestern Energy Company (Commission File No. 001-08246) for the year ended December 31, 2020)
4.15	Fourth Supplemental Indenture, dated as of August 27, 2020 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on August 27, 2020)
4.16	Fifth Supplemental Indenture, dated as of December 10, 2020 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.23 to the Annual Report on Form 10-K filed by Southwestern Energy Company (Commission File No. 001-08246) for the year ended December 31, 2020)
4.17	Sixth Supplemental Indenture, dated as of August 30, 2021, among Southwestern Energy Company, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by Southwestern Energy Company on August 30, 2021)
4.18	Seventh Supplemental Indenture, dated as of September 10, 2021 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.23 to the Amendment No. 1 to Form S-4 filed by Southwestern Energy Company on October 12, 2021)
4.19	Eighth Supplemental Indenture, dated as of January 4, 2022 between Southwestern Energy Company, the guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Southwestern Energy Company on January 5, 2022)
4.20*	Supplemental Indenture No. 9, dated as of October 1, 2024, by and among Expand Energy Corporation, the guarantors party thereto and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee, to Indenture dated September 25, 2017, by and among Southwestern Energy Company and U.S. Bank National Association, as Trustee.
4.21	Indenture, dated as of August 30, 2021, between Southwestern Energy Company and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Southwestern Energy Company on August 30, 2021)
4.22	First Supplemental Indenture, dated as of August 30, 2021, among Southwestern Energy Company, the guarantors party thereto and Regions Bank, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on August 30, 2021)
4.23	Second Supplemental Indenture, dated as of September 3, 2021, among Southwestern Energy Company, the guarantors party thereto and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Southwestern Energy Company on September 3, 2021)
4.24	Third Supplemental Indenture, dated as of September 10, 2021 among Southwestern Energy Company, the guarantors named therein and Regions Bank, as trustee (incorporated by reference to Exhibit 4.31 to Post-Effective Amendment No. 1 on Form S-4 filed by Southwestern Energy Company on October 12, 2021)

4.25	Fourth Supplemental Indenture, dated as of December 22, 2021, among Southwestern Energy Company, the guarantors party thereto and Regions Bank, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Southwestern Energy Company on December 22, 2021)
4.26	Fifth Supplemental Indenture, dated as of January 4, 2022 between Southwestern Energy Company, the guarantors named therein and Regions Bank, as trustee (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by Southwestern Energy Company on January 5, 2022)
4.27*	Supplemental Indenture No. 6, dated as of October 1, 2024 by and among Expand Energy Corporation, the guarantors party thereto and Regions Bank, as Trustee, to Indenture dated as of August 30, 2021 by and among Southwestern Energy Company and Regions Bank, as Trustee.
4.28*	Supplemental Indenture No. 7, dated as of October 1, 2024 by and among Expand Energy Corporation, the guarantors party thereto and Regions Bank, as Trustee, to Indenture dated as of August 30, 2021 by and among Southwestern Energy Company and Regions Bank, as Trustee.
4.29*	Supplemental Indenture No. 8, dated as of October 1, 2024 by and among Expand Energy Corporation, the guarantors party thereto and Regions Bank, as Trustee, to Indenture dated as of August 30, 2021 by and among Southwestern Energy Company and Regions Bank, as Trustee.
4.30	Indenture dated as of February 5, 2021, among Chesapeake Escrow Issuer LLC, as issuer, the guarantors signatory thereto, and Deutsche Bank Trust Company Americas, as Trustee, with respect to 5.5% Senior Notes due 2026 and 5.875% Senior Notes due 2029 (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K filed by Chesapeake Energy Corporation (Commission File No. 001-13726) for the year ended December 31, 2020)
4.31	First Supplemental Indenture, dated as of February 9, 2021, by and among Chesapeake Energy Corporation, the Guarantors signatory thereto, and Deutsche Bank Trust Company Americas, as Trustee, with respect to 5.5% Senior Notes due 2026 and 5.875% Senior Notes due 2029 (incorporated by reference to Exhibit 10.13 to the Annual Report on Form 10-K filed by Chesapeake Energy Corporation (Commission File No. 001-13726) for the year ended December 31, 2020)
4.32	Second Supplemental Indenture, dated as of November 2, 2021, by and among Chesapeake Energy Corporation, the Guarantors signatory thereto, and Deutsche Bank Trust Company Americas, as Trustee, with respect to 5.5% Senior Notes due 2026 and 5.875% Senior Notes due 2029 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Chesapeake Energy Corporation on November 2, 2021)
4.33*	Supplemental Indenture No. 3, dated as of October 1, 2024 by and among Expand Energy Corporation, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee, to Indenture dated as of February 5, 2021, by and among Chesapeake Escrow Issuer LLC, as issuer, the guarantors signatory thereto, and Deutsche Bank Trust Company Americas, as Trustee.
4.34	Indenture, dated April 7, 2021, by and among Vine Energy Holdings LLC, the guarantors party thereto and Wilmington Trust, National Association, a national banking association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Vine Energy Holdings LLC on April 9, 2021)
4.35	Second Supplemental Indenture, dated as of November 2, 2021, by and among Chesapeake Energy Corporation, the guarantors party thereto and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Chesapeake Energy Corporation on November 2, 2021)
4.36*	Supplemental Indenture No. 5, dated as of October 1, 2024 by and among Expand Energy Corporation, the guarantors party thereto and Wilmington Trust, National Association, a national banking association, as Trustee, to Indenture dated as of April 7, 2021, by and among Vine Energy Holdings LLC, as issuer, the guarantors signatory thereto, and Wilmington Trust, National Association, a national banking association, as Trustee.
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K filed with the SEC on February 9, 2021)

99.1*	Joint press release of Expand Energy and Southwestern, dated October 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

** Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expand Energy Corporation

Date:	October 1, 2024
		By:	/s/ Mohit Singh
		Name:	Mohit Singh
		Title:	Executive Vice President and Chief Financial Officer